SIXTH SUPPLEMENTAL INDENTURE between NEWTEK BUSINESS SERVICES CORP. and U.S. BANK NATIONAL ASSOCIATION, as Trustee Dated as of January 6, 2021 THIS SIXTH SUPPLEMENTAL INDENTURE (this “Sixth Supplemental Indenture”), dated as of January 6, 2021, is between Newtek Business Services Corp., a Maryland corporation (the “Company”), and U.S. Bank National Association, as trustee (the “Trustee”). All capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Base Indenture (as defined below). RECITALS OF THE COMPANY The Company and the Trustee executed and delivered an Indenture, dated as of September 23, 2015 (the “Base Indenture,” as amended and supplemented by the Fifth Supplemental Indenture, dated as of November 27, 2020 (the “Fifth Supplemental Indenture), and together with the Base Indenture and the Sixth Supplemental Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of the Company’s unsecured debentures, notes or other evidences of indebtedness (the “Securities”), to be issued in one or more series as provided in the Indenture. On November 27, 2020, $5,000,000 in aggregate principal amount of the Company’s 6.85% Notes due 2025 were issued under the Indenture (the “Existing Notes”). The Company desires to reopen the series with the further issuance and sale of an additional $10,000,000 in aggregate principal amount of the Company’s 6.85% Notes due 2025 (the “Notes”). The Notes will form a single series with the Existing Notes under the Indenture. Sections 901(4) and 901(6) of the Base Indenture provide that without the consent of Holders of the Securities of any series issued under the Indenture, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Base Indenture to (i) change or eliminate any of the provisions of the Indenture when there is no Security Outstanding of any series created prior to the execution of the supplemental indenture that is entitled to the benefit of such provision and (ii) establish the form or terms of Securities of any series as permitted by Section 201 and Section 301 of the Base Indenture.

2 The Company desires to establish the form and terms of the Notes and to modify, alter, supplement and change certain provisions of the Base Indenture for the benefit of the Holders of the Notes (except as may be provided in a future supplemental indenture to the Indenture (“Future Supplemental Indenture”)). The Company has duly authorized the execution and delivery of this Sixth Supplemental Indenture to provide for the issuance of the Notes and all acts and things necessary to make this Sixth Supplemental Indenture a valid, binding, and legal obligation of the Company and to constitute a valid agreement of the Company, in accordance with its terms, have been done and performed. NOW, THEREFORE, for and in consideration of the premises and the purchase of the Notes by the Holders thereof, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows: ARTICLE I TERMS OF THE NOTES Section 1.01. Terms of the Notes. The following terms relating to the Notes are hereby established: (a) The Notes shall constitute a series of Senior Securities having the title “6.85% Notes due 2025.” The Notes shall, upon the request of the holder, be assigned a CUSIP number and an ISIN number; provided that the CUSIP number and ISIN number assigned to the Notes also will be assigned to the Existing Notes. (b) The aggregate principal amount of the Notes (including the Existing Notes) that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Base Indenture, and except for any Securities that, pursuant to Section 303 of the Base Indenture, are deemed never to have been authenticated and delivered under the Indenture) shall be $15,000,000 aggregate principal amount. Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Notes, issue additional Notes (in any case, “Additional Notes”) having the same ranking and the same interest rate, maturity and other terms as the Notes. Any Additional Notes and the existing Notes will constitute a single series under the Indenture and all references to the relevant Notes herein shall include the Additional Notes unless the context otherwise requires. (c) The entire outstanding principal of the Notes shall be payable on November 30, 2025, unless earlier redeemed or repurchased in accordance with the provisions of the Indenture. (d) The rate at which the Notes shall bear interest shall be 6.85% per annum. The date from which interest shall accrue on the Notes shall be January 6, 2021, or the most recent Interest Payment Date to which interest has been paid or provided for; the Interest Payment Dates for the Notes shall be February 28, May 31, August 31 and November 30 of each year, commencing February 28, 2021 (if an Interest Payment Date falls on a day that is not a

3 Business Day, then the applicable interest payment will be made on the next succeeding Business Day and no additional interest will accrue as a result of such delayed payment); the initial interest period will be the period from and including January 6, 2021, to, but excluding, the initial Interest Payment Date, and the subsequent interest periods will be the periods from and including an Interest Payment Date to, but excluding, the next Interest Payment Date or the Stated Maturity, as the case may be; the interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, will be paid to the Person in whose name the Note (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be each February 15, May 15, August 15 and November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Payment of principal of (and premium, if any, on) and any such interest on the Notes will be made at the office of the Trustee located at 100 Wall Street, 6th Floor, New York, New York 10005, Attention: Global Corporate Trust and at such other address as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Interest on the Notes will be computed on the basis of a 360-day year of twelve 30-day months. (e) The Notes shall be initially issuable in definitive form (each such Note, a “Definitive Note”). Pursuant to the terms of this Sixth Supplemental Indenture, the Notes may be subsequently exchanged for Notes in global form (each such Note, a “Global Note”). The Definitive Note, any Global Note and the Trustee’s certificate of authentication thereon shall be substantially in the form of Exhibit A to this Sixth Supplemental Indenture. Each Note shall represent the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Notes from time to time endorsed thereon and that the aggregate amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Note to reflect the amount of any increase or decrease in the amount of outstanding Notes represented thereby shall be made by the Trustee or the Security Registrar, in accordance with Sections 203 and 305 of the Base Indenture. (f) Every Note authenticated and delivered hereunder shall bear a legend in substantially the following form (the “Restricted Securities Legend”) unless and until such Restricted Securities Legend is no longer required in accordance with Section 1.01(h) of this Sixth Supplemental Indenture: THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT (A) IF REGISTERED UNDER APPLICABLE SECURITIES LAWS OR (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO EACH OF THEM THAT SUCH TRANSACTION DOES NOT

4 REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND/OR APPLICABLE STATE SECURITIES LAW. (g) With respect to any proposed registration or transfer of any Note prior to (x) the date which is six months (or such other date when resales of securities by non-Affiliates are first permitted under Rule 144(d) of the Exchange Act) after the later of the date of the original issue date of the applicable Notes or the date of any subsequent reopening of such Notes or (y) such later date, if any, as may be required by applicable law (the “Resale Restriction Termination Date”), the Holder of such Note and each subsequent Holder thereof shall offer, sell, or otherwise transfer such Note only (i) pursuant to a registration statement which has become effective under the Securities Act of 1933, as amended (the “Securities Act”) or (ii) pursuant to an available exemption from the registration requirements of the Securities Act; in each of the foregoing cases subject to any requirements of law that the disposition of its property or the property of such investor account or accounts be at all times within its or their control and in compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. (h) On any date following the Resale Restriction Termination Date, the Holders of 100% in principal amount of the outstanding Notes may request the Company (i) issue a Global Note not bearing a Restricted Securities Legend (an “Unrestricted Global Note”) in exchange for all outstanding Definitive Notes, (ii) to register the Unrestricted Global Note with the Depositary (as defined below) and (iii) to obtain an unrestricted CUSIP for the Unrestricted Global Notes. Within 90 days from receipt of such request or if the Company otherwise elects, upon the Company’s satisfaction that the Restricted Securities Legend shall no longer be required to maintain compliance with the Securities Act, the Company shall use commercially reasonable efforts, but not be obligated, to (w) cause the Restricted Securities Legend to be removed by delivering to the Trustee for authentication one or more Unrestricted Global Notes, duly executed by the Company, in an aggregate principal amount equal to the aggregate principal amount of Notes to be exchanged into such Unrestricted Global Notes, (x) register, or cause to be registered, the Unrestricted Global Notes with the Depositary, (y) obtain, or cause to be obtained, an unrestricted CUSIP for the Unrestricted Global Notes and (z) instruct the Trustee and Depositary in writing to credit accounts of the Holders tendering such outstanding Notes with a beneficial interest in the Unrestricted Global Notes in an amount equal to the outstanding Notes tendered by such Holder (the “Elective Exchange”). The Notes from which beneficial interests are transferred pursuant to the Elective Exchange shall be cancelled following the Elective Exchange. Upon the transfer or replacement of an Unrestricted Global Note (or beneficial interest therein), the Trustee shall deliver an Unrestricted Global Note (or beneficial interest therein) and upon the transfer or replacement of a Definitive Note not bearing a Restricted Securities Legend (an “Unrestricted Definitive Note”), the Trustee shall deliver an Unrestricted Definitive Note. Upon the transfer, exchange or replacement of a Global Note (or beneficial interest therein) bearing a Restricted Securities Legend (a “Restricted Global Note”), the Trustee shall deliver only a Restricted Global Note (or beneficial interest therein) and upon the transfer, exchange or replacement of a Definitive Note bearing a Restricted Securities Legend (a “Restricted Definitive Note”), the Trustee shall deliver only Restricted Definitive Notes unless, in each case, (i) a Note is being transferred pursuant to an effective registration statement, (ii) Notes are being

5 exchanged for Notes that do not bear the Restricted Securities Legend in accordance with the following paragraph, or (iii) there is delivered to the Trustee an Opinion of Counsel satisfactory to it stating that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, upon which opinion the Trustee may conclusively rely. The Company shall have no obligation to issue any Restricted Global Note. Any Notes sold in a registered offering shall not be required to bear the Restricted Securities Legend. Any Definitive Note delivered in exchange for an interest in a Global Note shall bear the applicable legend regarding transfer restrictions applicable thereto set forth in this Section 1.01 of this Sixth Supplemental Indenture unless (i) the Global Note is an Unrestricted Global Note, or (ii) there is delivered to the Trustee an Opinion of Counsel satisfactory to it stating that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, upon which opinion the Trustee may conclusively rely. The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Sixth Supplemental Indenture and any Notes, and to examine the same to determine substantial compliance as to form with the express requirements hereof. All certifications, certificates and Opinions of Counsel required to be submitted to the Security Registrar pursuant to this Section 1.01 of this Sixth Supplemental Indenture to effect a registration of transfer or exchange may be submitted by facsimile or electronic means. (i) The depositary for such Notes (the “Depositary”) shall be U.S. Bank National Association. The Security Registrar with respect to the Notes shall be the Trustee. The Depositary for any Global Notes issued hereunder shall be the Depositary Custodian. (j) The Notes shall be defeasible pursuant to Section 1402 or Section 1403 of the Base Indenture. Covenant defeasance contained in Section 1403 of the Base Indenture shall apply to the covenants contained in Sections 1007, 1008, and 1009 of the Indenture. (k) The Notes shall be redeemable pursuant to Section 1101 of the Base Indenture and as follows: (i) The Notes will be redeemable in whole or in part at any time or from time to time, at the option of the Company, at a redemption price equal to 100% of the outstanding principal amount thereof, plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption. In connection therewith, the Company shall pay the holder of the Notes a fee equal to: (A) 1.00% of the principal amount of the Notes being redeemed if the Notes are redeemed in whole or in part, at the option of the Company, any time beginning immediately after issuance until the day before first anniversary of the issuance of such Notes; (B) 0.50% of the principal amount of the Notes being redeemed if the Notes are redeemed in whole or in part, at the option

6 of the Company, any time on or after the first anniversary of the issuance thereof and before the date that is one day before the third anniversary of the issuance thereof. The holder may waive the fees described in (A) and (B) in its sole discretion. The Company shall not pay the holder of the Notes a fee for Notes redeemed on or after the third anniversary of the issuance thereof. (ii) Notice of redemption shall be given in writing and mailed, first- class postage prepaid or by overnight courier guaranteeing next-day delivery, to each Holder of the Notes to be redeemed, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, at the Holder’s address appearing in the Security Register. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture. (iii) Any exercise of the Company’s option to redeem the Notes will be done in compliance with the Investment Company Act, to the extent applicable. (iv) If the Company elects to redeem only a portion of the Notes, the Trustee will determine the method for selecting the particular Notes to be redeemed, in accordance with Section 1103 of the Base Indenture and the Investment Company Act and the rules of any national securities exchange or quotation system on which the Notes are listed, in each case to the extent applicable. (v) Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes called for redemption hereunder. (l) The Notes shall not be subject to any sinking fund pursuant to Section 1201 of the Base Indenture. (m) The Notes shall be issuable in denominations of $25 and integral multiples of $25 in excess thereof. (n) Holders of the Notes will not have the option to have the Notes repaid prior to the Stated Maturity. (o) The Notes are hereby designated as “Senior Securities” under the Indenture. ARTICLE II DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION Section 2.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article One of the Base Indenture shall be amended by adding the following defined terms to Section 101 in appropriate alphabetical sequence, as follows: “‘Exchange Act’ means the Securities Exchange Act of 1934, as amended, and any statute successor thereto.”

7 “‘GAAP’ means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, the opinions and pronouncements of the Public Company Accounting Oversight Board and the statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as have been approved by a significant segment of the accounting profession in the United States, which are in effect from time to time.” “‘Investment Company Act’ means the Investment Company act of 1940, as amended, and the rules, regulations and interpretations promulgated thereunder, to the extent applicable, and any statute successor thereto.” Section 2.02. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article One of the Base Indenture shall be amended by adding the following paragraph as the last paragraph of Section 105: “The Trustee may rely upon and comply with instructions or directions sent via unsecured facsimile or email transmission and the Trustee shall not be liable for any loss, liability, or expense of any kind incurred by the Company or the Holders due to the Trustee’s reliance upon and compliance with instructions or directions given by unsecured facsimile or email transmission; provided, however, that such losses have not arisen from the negligence or willful misconduct of the Trustee, it being understood that the failure of the Trustee to verify or confirm that the person providing the instructions or directions is, in fact, an authorized person does not constitute negligence or willful misconduct.” Section 2.03. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article One of the Base Indenture shall be amended by replacing Section 112 with the following: “Section 112. Governing Law/Waiver of Trial by Jury. This Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York without regard to principles of conflicts of laws. This Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of this Indenture and shall, to the extent applicable, be governed by such provisions. Each of the Company, the Holders, and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Indenture or the Securities.”

8 ARTICLE III EXECUTION OF SECURITIES Section 3.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Section 303 of the Base Indenture shall be amended by replacing the first paragraph thereof with the following: “The Securities shall be executed on behalf of the Company by its Chief Executive Officer, its President, its Chief Operating Officer, its Chief Financial Officer or any of its Vice Presidents and attested by its Secretary, any of its Assistant Secretaries, or its Chief Accounting Officer. The signature of any of these officers on the Securities may be manual or facsimile signatures of the present or any future such authorized officer and may be imprinted or otherwise reproduced on the Securities.” ARTICLE IV SATISFACTION AND DISCHARGE Section 4.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Four of the Base Indenture shall be amended by adding the following new Section 403: “Section 403. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money in accordance with any provision of this Article Four by reason of an order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article Four until such time as the Trustee or the Paying Agent is permitted to apply all such money in accordance with this Article Four; provided, however, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders thereof to receive such payment from the money held by the Trustee or Paying Agent.” ARTICLE V TRUSTEE Section 5.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Section 602 of the Base Indenture shall be amended by replacing clauses (11), (13), and (15) thereto and adding a new clause (19) thereto, each as set forth below: “(11) The Trustee shall not be deemed to have notice of any Default or Event of Default unless a (i) written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the

9 Securities and this Indenture or (ii), in the case of a Default or Event of Default in the payment of the principal of (or premium, if any) or interest, if any, on any Security, or in the payment of any sinking or purchase fund installment with respect to the Securities, a Responsible Officer of the Trustee has actual knowledge thereof.” “(13) The permissive rights of the Trustee enumerated herein shall not be construed as duties.” “(15) The Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights and powers conferred upon it by this Indenture, and the Trustee shall not in any case be liable for any act taken or omitted to be taken by it hereunder except for its own negligence or willful misconduct.” “(19) If at any time the Trustee is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects this Indenture, the Securities, or funds held by it hereunder (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions), the Trustee (i) shall notify the Company of such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process (unless and to the extent the Trustee is prohibited from providing such notification by applicable law, regulation, or order or by such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process) and (ii) is authorized to comply therewith; and if the Trustee complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Trustee shall not be liable to any of the parties hereto or to any other person or entity for any action taken in compliance therewith even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.” ARTICLE VI COVENANTS Section 6.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Ten of the Base Indenture shall be amended by replacing Section 1006 thereto and adding the following new Sections 1007, 1008, 1009 and 1010 thereto, each as set forth below: “Section 1006. Waiver of Certain Defaults. As specified pursuant to Section 301(15), for Securities of any series, the Company may omit in any particular instance to comply with any covenant or condition set forth in any covenants of the Company added to Article Ten pursuant to Section 301(14) or Section 301(15) in connection with the Securities of a series, if before or after the time for such compliance the Holders of at least a majority in aggregate principal amount of all Outstanding Securities of such series, by Act of such Holders, either waive

10 such compliance in such instance or generally waive compliance with such covenant or condition, but no such waiver shall extend to or affect such covenant or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such covenant or condition shall remain in full force and effect. The Company will promptly notify the Trustee in writing of any such waiver or the revocation of any such waiver.” “Section 1007. Section 18(a)(1)(A) of the Investment Company Act. The Company hereby agrees that for the period of time during which Notes are Outstanding, the Company will not violate Section 18(a)(1)(A) as modified by such provisions of Section 61(a) of the Investment Company Act as may be applicable to the Company from time to time, or any successor provisions thereto of the Investment Company Act, whether or not the Company continues to be subject to such provisions of the Investment Company Act, but giving effect, in either case, to any exemptive relief granted to the Company by the Commission.” “Section 1008. Section 18(a)(1)(B) of the Investment Company Act. The Company hereby agrees that for the period of time during which Notes are Outstanding, pursuant to Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the Investment Company Act as may be applicable to the Company from time to time, or any successor provisions thereto of the Investment Company Act, the Company will not declare any dividend (except a dividend payable in stock of the Company), or declare any other distribution, upon a class of the capital stock of the Company, or purchase any such capital stock, unless, in every such case, at the time of the declaration of any such dividend or distribution, or at the time of any such purchase, the Company has an asset coverage (as defined in the Investment Company Act) of at least the threshold specified in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the Investment Company Act as may be applicable to the Company from time to time, or any successor provisions thereto of the Investment Company Act, as such obligation may be amended or superseded, after deducting the amount of such dividend, distribution or purchase price, as the case may be, and in each case giving effect to (i) any exemptive relief granted to the Company by the Commission, and (ii) any Commission no-action relief granted by the Commission to another business development company (or to the Company if it determines to seek such similar no-action or other relief) permitting the business development company to declare any cash dividend or distribution notwithstanding the prohibition contained in Section 18(a)(1)(B) as modified by such provisions of Section 61(a) of the Investment Company Act as may be applicable to the Company from time to time, as such obligation may be amended or superseded, in order to maintain such business development company’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.” “Section 1009. Commission Reports and Reports to Holders. If, at any time, the Company is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act to file any periodic reports with the

11 Commission, the Company agrees to publish on its website and to furnish to the Holders of Notes and the Trustee for the period of time during which the Notes are Outstanding: (i) within 90 days after the end of the each fiscal year of the Company (which fiscal year ends on December 31), audited annual consolidated financial statements of the Company and (ii) within 45 days after the end of each fiscal quarter of the Company (other than the Company’s fourth fiscal quarter), unaudited interim consolidated financial statements of the Company. All such financial statements shall be prepared, in all material respects, in accordance with GAAP. Delivery of these reports, information and documents to the Trustee is for informational purposes only and the Trustee’s receipt of them will not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any of its covenants hereunder (as to which the trustee is entitled to rely exclusively on Officers’ Certificates).” “Section 1010. Notice of Breach to Purchasers. The Company will, so long as the Notes are Outstanding, deliver to the Holders, within 10 consecutive Business Days, of any officer of the Company becoming aware of any Default, Event of Default or default in the performance of any covenant, agreement or condition contained in the Indenture, an Officers’ Certificate specifying such Default, Event of Default or default in the performance of any covenant, agreement or condition and what action the Company is taking or proposes to take with respect thereto and the status thereof.” ARTICLE VII DEFEASANCE AND COVENANT DEFEASANCE Section 7.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Article Fourteen of the Base Indenture shall be amended by adding the following new Section 1406: “Section 1406. Reinstatement. If the Trustee or the Paying Agent is unable to apply any money or Government Obligations in accordance with any provision of this Article Fourteen by reason of an order or judgment of any court or governmental authority enjoining, restraining, or otherwise prohibiting such application, the Company’s obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to this Article Fourteen until such time as the Trustee or the Paying Agent is permitted to apply all such money and Government Obligations in accordance with this Article Fourteen; provided, however, that if the Company makes any payment of interest on or principal of any Note following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders thereof to receive such payment from the money held by the Trustee or Paying Agent.”

12 ARTICLE VIII MEETINGS OF HOLDERS OF SECURITIES Section 8.01. Except as may be provided in a Future Supplemental Indenture, for the benefit of the Holders of the Notes but no other series of Securities under the Indenture, whether now or hereafter issued and Outstanding, Section 1505 of the Base Indenture shall be amended by replacing clause (c) thereof with the following: “(c) At any meeting of Holders, each Holder of a Security of such series or proxy shall be entitled to one vote for each $25.00 principal amount of the Outstanding Securities of such series held or represented by such Holder; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security of such series or proxy.” ARTICLE IX MISCELLANEOUS Section 9.01. This Sixth Supplemental Indenture and the Notes shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws. This Sixth Supplemental Indenture is subject to the provisions of the Trust Indenture Act that are required to be part of the Indenture and shall, to the extent applicable, be governed by such provisions. Section 9.02. In case any provision in this Sixth Supplemental Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 9.03. For the avoidance of doubt, all notices, approvals, consents, requests and any communications hereunder or with respect to the Notes must be in writing (provided that any communication sent to Trustee hereunder must be in the form of a document that is signed manually, by facsimile or by electronic signature, including without limitation, digital signature provided by DocuSign (or such other digital signature provider as specified in writing to Trustee by the authorized representative), all of which shall be of the same legal effect, validity or enforceability as a manual executed signature and in English. The Issuer agrees to assume all risks arising out of the use of using digital signatures and electronic methods to submit communications to Trustee, including without limitation the risk of Trustee acting on unauthorized instructions, and the risk of interception and misuse by third parties. Section 9.04. This Sixth Supplemental Indenture may be executed in counterparts, each of which will be an original, but such counterparts will together constitute but one and the same Sixth Supplemental Indenture. The exchange of copies of this Sixth Supplemental Indenture and of signature pages by facsimile, .pdf transmission, email or other electronic means shall constitute effective execution and delivery of this Sixth Supplemental Indenture for all purposes. Signatures of the parties hereto transmitted by facsimile, .pdf transmission, email or other electronic means shall be deemed to be their original signatures for all purposes.

13 Section 9.05. The Base Indenture, as supplemented and amended by this Sixth Supplemental Indenture, is in all respects ratified and confirmed, and the Base Indenture and this Sixth Supplemental Indenture shall be read, taken and construed as one and the same instrument with respect to the Notes. All provisions included in this Sixth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture with respect to the Notes, unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Sixth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Sixth Supplemental Indenture. Section 9.06. The provisions of this Sixth Supplemental Indenture shall become effective as of the date hereof. Section 9.07. Notwithstanding anything else to the contrary herein, the terms and provisions of this Sixth Supplemental Indenture shall apply only to the Notes and shall not apply to any other series of Securities under the Indenture and this Sixth Supplemental Indenture shall not and does not otherwise affect, modify, alter, supplement or change the terms and provisions of any other series of Securities under the Indenture, whether now or hereafter issued and Outstanding. Section 9.08. The recitals contained herein and in the Notes shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Sixth Supplemental Indenture, the Notes or any Additional Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Sixth Supplemental Indenture, authenticate the Notes and any Additional Notes and perform its obligations hereunder. The Trustee shall not be accountable for the use or application by the Company of the Notes or any Additional Notes or the proceeds thereof.

[Signature page to Sixth Supplemental Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the date first above written. NEWTEK BUSINESS SERVICES CORP. By: Name: Barry Sloane Title: Chief Executive Officer U.S. BANK NATIONAL ASSOCIATION, as Trustee By: Name: Orlando Jones Title: Assistant Vice President DocuSign Envelope ID: 9676A99C-1358-4315-8846-F65DB62506E5

[Signature page to Sixth Supplemental Indenture] IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the date first above written. NEWTEK BUSINESS SERVICES CORP. By: Name: Barry Sloane Title: Chief Executive Officer U.S. BANK NATIONAL ASSOCIATION, as Trustee By: Name: Orlando Jones Title: Assistant Vice President

Exhibit A – 1 Exhibit A – Form of Note THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE. THIS NOTE MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT (A) IF REGISTERED UNDER APPLICABLE SECURITIES LAWS OR (B) IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAW, SUBJECT TO THE COMPANY’S AND THE TRUSTEE’S RIGHT TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO EACH OF THEM THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND/OR APPLICABLE STATE SECURITIES LAW. Newtek Business Services Corp. No. $ 6.85% Notes due 2025 Newtek Business Services Corp., a corporation duly organized and existing under the laws of Maryland (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of (U.S. $ ) on November 30, 2025 and to pay interest thereon from January 6, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on February 28, May 31, August 31 and November 30 in each year, commencing February 28, 2021, at the rate of 6.85% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be February 15, May 15, August 15 and November 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. This Security may be issued as part of a series. Payment of the principal of (and premium, if any, on) and any such interest on this Security will be made at the office of the Trustee located at 100 Wall Street, 6th Floor, New York, New York 10005, Attention: Global Corporate Trust and at such other address as

Exhibit A – 2 designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A – 3 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated: NEWTEK BUSINESS SERVICES CORP. By: Name: Title: Attest By: Name: Title:

Exhibit A – 4 This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. Dated: U.S. BANK NATIONAL ASSOCIATION, as Trustee By: Authorized Signatory

1 Newtek Business Services Corp. 6.85% Notes due 2025 This Security is one of a duly authorized issue of Senior Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 23, 2015 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as supplemented by the Fifth Supplemental Indenture, dated as of November 27, 2020, by and between the Company and the Trustee (herein called the “Fifth Supplemental Indenture”), and as further supplemented by the Sixth Supplemental Indenture relating to the Securities, dated January 6, 2021, by and between the Company and the Trustee (herein called the “Sixth Supplemental Indenture”, and the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Base Indenture collectively are herein called the “Indenture”). In the event of any conflict between the Base Indenture, the Fifth Supplemental Indenture, and the Sixth Supplemental Indenture, the Sixth Supplemental Indenture shall govern and control. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $ . Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Securities, issue additional Securities of this series (in any such case “Additional Securities”) having the same ranking and the same interest rate, maturity and other terms as the Securities. Any Additional Securities and the existing Securities will constitute a single series under the Indenture and all references to the relevant Securities herein shall include the Additional Securities unless the context otherwise requires. The aggregate amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. The Securities of this series are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, at a redemption price per security equal to 100% thereof on the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption. In connection therewith, the Company shall pay the holder of the Notes a fee equal to: (A) 1.00% of the principal amount of the Notes being redeemed if the Notes are redeemed in whole or in part, at the option of the Company, any time beginning immediately after issuance until the day before first anniversary of the issuance of such Notes; (B) 0.50% of the principal amount of the Notes being redeemed if the Notes are redeemed in whole or in part, at the option of the Company, any time on or after the first anniversary of the issuance thereof and before the date that is one day before the third anniversary of the issuance thereof. The holder may waive the fee described in (A) and (B) in its sole discretion. The Company shall not pay the holder of the Notes a fee for Notes redeemed on or after the third anniversary of the issuance thereof.

2 Notice of redemption shall be given in writing and mailed, first-class postage prepaid or by overnight courier guaranteeing next-day delivery, to each Holder of the Securities to be redeemed, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, at the Holder’s address appearing in the Security Register. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture. Any exercise of the Company’s option to redeem the Securities will be done in compliance with the Investment Company Act, to the extent applicable. If the Company elects to redeem only a portion of the Securities, the Trustee will determine the method for selecting the particular Securities to be redeemed, in accordance with Section 1.01 of the Sixth Supplemental Indenture and Section 1103 of the Base Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities called for redemption. Holders of Securities do not have the option to have the Securities repaid prior to November 30, 2025. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to

3 the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee indemnity, security, or both reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Securities of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiples of $25 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company, the Trustee, or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, or the Security Registrar and any agent of the Company, the Trustee, or the Security Registrar may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee, the Security Registrar, or any agent thereof shall be affected by notice to the contrary. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

4 To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

Exhibit A – 5 Exhibit A – Form of Global Note This Security is a Global Note within the meaning of the Indenture hereinafter referred to and is registered in the name of The Depository Trust Company or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than The Depository Trust Company or a nominee thereof, except in the limited circumstances described in the Indenture. Unless this certificate is presented by an authorized representative of The Depository Trust Company to the issuer or its agent for registration of transfer, exchange or payment and such certificate issued in exchange for this certificate is registered in the name of Cede & Co., or such other name as requested by an authorized representative of The Depository Trust Company, any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful, as the registered owner hereof, Cede & Co., has an interest herein. Newtek Business Services Corp. No. $ CUSIP No. ISIN No. 6.85% Notes due 2025 Newtek Business Services Corp., a corporation duly organized and existing under the laws of Maryland (herein called the “Company,” which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to , or registered assigns, the principal sum of (U.S. $ ) on November 30, 2025 and to pay interest thereon from January 6, 2021 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on February 28, May 31, August 31 and September 30 in each year, commencing February 28, 2021, at the rate of 6.85% per annum, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security is registered at the close of business on the Regular Record Date for such interest, which shall be February 15, May 15, August 15 and September 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. This Security may be issued as part of a series.

Exhibit A – 6 Payment of the principal of (and premium, if any, on) and any such interest on this Security will be made at the office of the Trustee located at 100 Wall Street, 6th Floor, New York, New York 10005, Attention: Global Corporate Trust and at such other address as designated by the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register; provided, further, however, that so long as this Security is registered to Cede & Co., such payment will be made by wire transfer in accordance with the procedures established by The Depository Trust Company and the Trustee. Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place. Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

Exhibit A – 7 IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed. Dated: NEWTEK BUSINESS SERVICES CORP. By: Name: Title: Attest By: Name: Title:

Exhibit A – 8 This is one of the Securities of the series designated therein referred to in the within- mentioned Indenture. Dated: U.S. BANK NATIONAL ASSOCIATION, as Trustee By: Authorized Signatory

1 Newtek Business Services Corp. 6.85% Notes due 2025 This Security is one of a duly authorized issue of Senior Securities of the Company (herein called the “Securities”), issued and to be issued in one or more series under an Indenture, dated as of September 23, 2015 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and U.S. Bank National Association, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Base Indenture), and reference is hereby made to the Base Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered, as supplemented by the Fifth Supplemental Indenture, dated as of November 27, 2020, by and between the Company and the Trustee (herein called the “Fifth Supplement Indenture”), and as further supplemented by the Sixth Supplemental Indenture relating to the Securities, dated January 6, 2021, by and between the Company and the Trustee (herein called the “Sixth Supplemental Indenture”, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture and the Base Indenture collectively are herein called the “Indenture”). In the event of any conflict between the Base Indenture, the Fifth Supplemental Indenture, and the Sixth Supplemental Indenture, the Sixth Supplemental Indenture shall govern and control. This Security is one of the series designated on the face hereof, which series is initially limited in aggregate principal amount to $ . Under a Board Resolution, Officers’ Certificate pursuant to Board Resolutions or an indenture supplement, the Company may from time to time, without the consent of the Holders of Securities, issue additional Securities of this series (in any such case “Additional Securities”) having the same ranking and the same interest rate, maturity and other terms as the Securities. Any Additional Securities and the existing Securities will constitute a single series under the Indenture and all references to the relevant Securities herein shall include the Additional Securities unless the context otherwise requires. The aggregate amount of outstanding Securities represented hereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. The Securities of this series are subject to redemption in whole or in part at any time or from time to time, at the option of the Company, at a redemption price per security equal to 100% thereof on the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but excluding, the date fixed for redemption. In connection therewith, the Company shall pay the holder of the Notes a fee equal to: (A) 1.00% of the principal amount of the Notes being redeemed if the Notes are redeemed in whole or in part, at the option of the Company, any time beginning immediately after issuance until the day before first anniversary of the issuance of such Notes; (B) 0.50% of the principal amount of the Notes being redeemed if the Notes are redeemed in whole or in part, at the option of the Company, any time on or after the first anniversary of the issuance thereof and before the date that is one day before the third anniversary of the issuance thereof. The holder may waive the fee described in (A) and (B) in its sole discretion. The Company shall not pay the holder of the Notes a fee for Notes redeemed on or after the third anniversary of the issuance thereof.

2 Notice of redemption shall be given in writing and mailed, first-class postage prepaid or by overnight courier guaranteeing next-day delivery, to each Holder of the Securities to be redeemed, not less than thirty (30) nor more than sixty (60) days prior to the Redemption Date, at the Holder’s address appearing in the Security Register. All notices of redemption shall contain the information set forth in Section 1104 of the Base Indenture. Any exercise of the Company’s option to redeem the Securities will be done in compliance with the Investment Company Act, to the extent applicable. If the Company elects to redeem only a portion of the Securities, the Trustee or the Depositary, as applicable, will determine the method for selecting the particular Securities to be redeemed, in accordance with Section 1.01 of the Sixth Supplemental Indenture and Section 1103 of the Base Indenture. In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof. Unless the Company defaults in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Securities called for redemption. Holders of Securities do not have the option to have the Securities repaid prior to November 30, 2025. The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture. If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to

3 the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee and offered the Trustee indemnity, security, or both reasonably satisfactory to the Trustee against the costs, expenses and liabilities to be incurred in compliance with such request, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for sixty (60) days after receipt of such notice, request and offer of indemnity and/or security. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein. No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed. As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Securities of this series are issuable only in registered form without coupons in denominations of $25 and any integral multiples of $25 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same. No service charge shall be made for any such registration of transfer or exchange, but the Company, the Trustee, or the Security Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith. Prior to due presentment of this Security for registration of transfer, the Company, the Trustee, or the Security Registrar and any agent of the Company, the Trustee, or the Security Registrar may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and none of the Company, the Trustee, the Security Registrar, or any agent thereof shall be affected by notice to the contrary. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The Indenture and this Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of laws.

4 To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.